                                                                  EXHIBIT 10.30




                              INDEMNITY AGREEMENT


         THIS INDEMNITY AGREEMENT ("Agreement") made as of the 27th day of July, 1994, between Sterling Chemicals, Inc., a Delaware corporation ("Company"), and __________________________________ ("Indemnitee").

         WHEREAS, the Company and the Indemnitee desire that the Indemnitee serve or continue to serve as a director, officer or employee of the Company or as a director, officer or employee of any Affiliate of the Company or, if serving at the request of the Company, as a director, officer or employee of any Other Enterprise; and

         WHEREAS, the Company desires and intends hereby to provide indemnification (including advancement of expenses) against any and all liabilities asserted against the Indemnitee to the fullest extent permitted by the D.G.C.L.;

         NOW, THEREFORE,

                                  WITNESSETH:

         THAT for and in consideration of the premises and the covenants contained herein, the Company and the Indemnitee do hereby covenant and agree as follows:

         1. CERTAIN DEFINITIONS. For purposes of this Agreement, the following definitions apply herein:

                 (a) "Affiliate of the Company" shall mean any corporation, partnership, joint venture, limited partnership, trust, association or other business entity directly or indirectly, at any time in the past, presently or in the future controlling, controlled by or under common control with the Company and any employee benefit plan or trust existing in the past, present or future, for the benefit of the Company or any other Affiliate of the Company.

                 (b) "Company Change of Control" shall mean any change in the ownership of a majority of the capital stock of the Company or in the composition of a majority of the members of the board of directors of the Company.

                 (c) "Control" including the correlative terms "controlling," "controlled by," and "under common control with," shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the

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management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise).

                 (d) "D.G.C.L." shall mean the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than permitted prior thereto).

                 (e) "Final adjudication" shall mean a final judicial decision from which there is no further right to appeal.

                 (f) "Fines" shall include, without limitation, any penalties of any kind, and any excise taxes assessed on the Indemnitee with respect to any employee benefit plan.

                 (g) "Other Enterprise" shall mean any corporation, partnership, joint venture, limited partnership, trust, employee benefit plan, association, civic, non-profit or charitable organization or other entity or organization, other than the Company or an Affiliate of the Company.

                 (h) "Serving at the request of the Company" shall include any service at the request of the Company as an officer, director or employee of any Other Enterprise, which request shall be evidenced by (i) a written agreement with the Company acknowledging that the Indemnitee is entitled to indemnification with respect to such service, (ii) a written request by the Company specifically referencing the Indemnitee's rights to indemnification from the Company, (iii) resolutions duly adopted by the board of directors of the Company or (iv) a written or verbal request by the board of directors or the President or any Vice President of the Company.

         2. TERMINATION OF PRIOR AGREEMENTS. This Agreement replaces and supersedes in their entireties any and all prior agreements between the Company and the Indemnitee, written or oral, with respect to the subject matter hereof and upon the execution and delivery of this Agreement, all such prior agreements shall be terminated and shall no longer have any force or effect.
In the event of any conflict between the terms of this Agreement and the terms of the By-laws of the Company, the terms of this Agreement shall, to the extent permitted by applicable law, control.

         3. INDEMNIFICATION. The Company shall indemnify the Indemnitee as follows:



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                 (a)      The Company shall, to the fullest extent authorized
by the D.G.C.L., indemnify the Indemnitee if the Indemnitee is or has been made a party to, is threatened to be made a party to, or otherwise has become or becomes involved in, any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that the Indemnitee is or was a director, officer or employee of the Company or any Affiliate of the Company, or is or was serving at the request of the Company as a director, officer or employee of any Other Enterprise, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity for the benefit of the Company, any Affiliate of the Company or any such Other Enterprise while serving as a director, officer or employee, against expenses (including attorneys' fees), judgments, liabilities, losses, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee's behalf in connection with such Proceeding; provided that:

             (i) the Indemnitee has met the applicable standard of conduct required by the D.G.C.L. in order to be entitled to indemnification with respect to such Proceeding;

             (ii) except as provided in paragraph (d) of Section 4 hereof with respect to Proceedings to enforce rights to indemnification or advancement of expenses, the Company shall indemnify the Indemnitee in connection with a Proceeding (or part thereof) initiated by the Indemnitee (or the Indemnitee's heirs, legal representatives or assigns) against the Company, any Affiliate of the Company or any such Other Enterprise only if such Proceeding was authorized by the board of directors of the Company; and

            (iii) in the event such Proceeding is brought by or in the right of the Company to procure a judgment in its favor, unless otherwise permitted by the D.G.C.L., no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification for such expenses and any judgments, liabilities, losses, fines and amounts paid in settlement which such court shall deem proper.

                 (b)      Any indemnification under paragraph (a) of this
Section 3 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination in the manner required by the D.G.C.L. that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth





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in clause (i) of paragraph (a) of this Section 3.  Such determination shall be made as required by the D.G.C.L. and, to the extent permitted by the D.G.C.L., pursuant to the procedures set forth in Section 4, including, to the extent permitted by applicable law, if demanded by the Indemnitee pursuant to Section 4, by the Neutral Arbitrator appointed pursuant thereto.

                 (c) Expenses (including attorneys' fees) incurred by the Indemnitee in defending a Proceeding shall be paid by the Company in advance of the final disposition of any Proceeding (an "advancement of expenses") within 30 days after incurrence thereof if the Company has theretofore received a statement of request for advancement of expenses substantially in the form of Exhibit A attached hereto ("Undertaking").

                 (d) The right to indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under any statute, bylaw, insurance policy, agreement, vote of stockholders or disinterested directors, arbitration award, court order or otherwise, both as to action in the Indemnitee's capacity as an officer, director or employee and as to action in another capacity for the benefit of the Company, any Affiliate of the Company or any Other Enterprise as to which the Indemnitee is or was serving at the request of the Company while holding such office or position, and shall continue after the Indemnitee has ceased to be a director, officer or employee and shall inure to the benefit of the Indemnitee's heirs, executors, administrators, legal representatives and assigns.

         4. DETERMINATION OF RIGHT TO INDEMNIFICATION. The determination in a specific case required under paragraph (b) of Section 3 hereof shall be made (unless ordered by a court) in accordance with the following procedure:

                 (a) At any time after the termination of a Proceeding with respect to which indemnification is sought by the Indemnitee by judgement, order, settlement, conviction, upon a plea of nolo contendere or its equivalent or otherwise, the Indemnitee shall submit to the board of directors of the Company a statement of request for indemnification substantially in the form of Exhibit B attached hereto ("Indemnification Statement").

                 (b) Submission of the Indemnification Statement to the board of directors of the Company shall create a rebuttable presumption that the Indemnitee is entitled to indemnification under this Agreement, and, if arbitration is not demanded in the Indemnification Statement, the board of directors of the Company, independent legal counsel, the stockholders or such other person, group or board as may be required under the D.G.C.L., as the case may be, shall within 120 days after submission of the Indemnification





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Statement specifically determine that the Indemnitee is so entitled, unless it or they shall possess sufficient evidence to rebut the presumption that the Indemnitee has met the applicable standard of conduct set forth in clause (i) of paragraph (a) of Section 3 hereof, which evidence shall be disclosed to the Indemnitee with particularity in a written statement denying indemnification ("Denial Statement") signed by all persons who participated in the determination and voted or opined that the Indemnitee is not entitled to indemnification.

                 (c) If arbitration is demanded in the Indemnification Statement, the Company shall, within 90 days after receipt of the Indemnification Statement (the "Response Period"), deliver written notice ("Company Representative Notice") to the Indemnitee containing the name, mailing address and telephone number of the Company's designated representative for purposes of the arbitration. The representatives appointed by the Indemnitee and the Company, shall, within 30 days after delivery of the Company Representative Notice, appoint a neutral, independent third party arbitrator (the "Neutral Arbitrator") who shall, within 120 days of appointment, determine whether indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in clause (i) of paragraph (a) of Section 3 hereof, taking into account the rebuttable presumption referred to in paragraph (b) of this Section 4 and the applicable provisions of paragraph (d) of this Section 4 regarding the burden of proof and denial of certain presumptions. Should the Company fail to appoint a representative by a timely delivered Company Representative Notice, the representative designated by the Indemnitee in the Indemnification Statement shall, within 20 days after the expiration of the Response Period, appoint the Neutral Arbitrator. Should a Neutral Arbitrator not be appointed as required hereby within the time required hereby, then a Judge of the United States District Court for the Southern District of Texas, Houston Division, upon application of the Indemnitee or the Company, shall appoint a Neutral Arbitrator to fill such position with the same force and effect as though such Neutral Arbitrator had been appointed as hereinabove contemplated.

                 The arbitration proceeding shall be conducted in the English language in Houston, Texas, in accordance with the Rules of the American Arbitration Association. A determination, award or other action shall be considered a valid action when made by the Neutral Arbitrator. The costs of arbitration (including the expense of a party in obtaining and presenting evidence and attending the arbitration, and of the fees and expenses of legal counsel to such party) shall be borne by the Company if the Indemnitee prevails in whole or in part in the arbitration, and otherwise shall be borne by the Indemnitee. If such costs are to be borne by the Indemnitee, the Company shall not indemnify the Indemnitee for such costs, notwithstanding the





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provisions of Section 3.  To the extent permitted by law, the arbitration award shall be final and conclusive as to whether indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in clause (i) of paragraph (a) of Section 3 hereof, and shall receive recognition, and judgment upon such award may be entered and enforced in any court of competent jurisdiction.

                 (d) In the event the Company does not make any payment for indemnification or advancement of expenses to the Indemnitee within 30 days after the Company's obligation to so indemnify Indemnitee or to make such advancement of expenses to Indemnitee is established hereunder, or in the event the Company delivers a Denial Statement to Indemnitee pursuant to paragraph (b) of Section 4 hereof, the Indemnitee may make a written claim ("Claim") against the Company for indemnification or advancement of expenses, as the case may be. If the amount claimed in the Claim is not paid in full by the Company within 60 days after the Claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the Claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an advancement of expenses, the Indemnitee shall be entitled to be paid the expense of prosecuting or defending such suit. In any arbitration pursuant to paragraph (c) of this Section 4 and in any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses, and in any suit by the Company to recover an advancement of expenses, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Agreement or otherwise shall be on the Company. No determination by the Company (including its board of directors, independent legal counsel or stockholders) that the Indemnitee has not met the applicable standard of conduct required under the D.G.C.L., and no failure by the Company to make a determination as to whether the Indemnitee has met such standard of conduct, shall create any presumption in any such arbitration or suit that the Indemnitee has not met such standard of conduct. In any suit against the Company to enforce a right to indemnification under Section 3, the Indemnitee shall be entitled to indemnification except to the extent that it is ultimately determined by final adjudication that such indemnification is not permitted under this Agreement or otherwise. In the event of a suit by the Company to recover an advancement of expenses, the Indemnitee shall repay amounts so advanced only to the extent it shall be ultimately determined by a final adjudication that the Indemnitee is not entitled to be indemnified therefor under this Agreement or otherwise. Notwithstanding the foregoing, any determination by the Neutral Arbitrator, if made pursuant to this Section 4, shall, to the extent permitted by law, be conclusive as to whether indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in clause (i) of





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paragraph (a) of Section 3 hereof.  The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee failed to meet the applicable standard of conduct under the D.G.C.L.

         5. MERGER, CONSOLIDATION OR COMPANY CHANGE OF CONTROL. In the event that the Company shall be a constituent corporation in a consolidation or merger, whether the Company is the resulting or surviving corporation or is absorbed, or if there is a Company Change of Control, the Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as the Indemnitee would have with respect to the Company if its separate existence had continued or if there had been no Company Change of Control.

         6. SEVERABILITY. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected.

         7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws rules. The parties hereby irrevocably consent and agree that any legal action, suit or proceeding brought against either party hereto with respect to the obligations or liabilities of either party hereunder or any other matter under or arising out of or in connection with this Agreement shall be brought in the United States District Court for the Southern District of Texas, Houston Division or in the courts of the State of Texas located in Houston, Harris County, Texas and hereby irrevocably accept and submit to the exclusive jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any such action, suit or proceeding for themselves and in respect of their properties, assets and revenues. The parties hereby irrevocably and unconditionally waive any objection which they, or either of them, may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in the United States District Court for the Southern District of Texas, Houston Division or the courts of the State of Texas located in Houston, Harris County, Texas.

         8. MODIFICATION; SURVIVAL. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the termination of the Indemnitee's service as a director, officer or employee of the Company or any Affiliate of the Company or any Other Enterprise as to which the Indemnitee is





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or was serving at the request of the Company.  The rights of the Indemnitee hereunder shall inure to the benefit of the Indemnitee's heirs, executors, administrators, legal representatives and assigns.

         9. DEPOSIT OF FUNDS IN TRUST. In the event that the Company decides to voluntarily dissolve or to file a voluntary petition for relief under applicable bankruptcy, moratorium or similar laws, then not later than ten (10) days prior to such dissolution or filing, the Company shall deposit in trust for the exclusive benefit of the Indemnitee a cash amount equal to all amounts previously authorized to be paid to the Indemnitee hereunder, such amounts to be used to discharge the Company's obligations to the Indemnitee hereunder. Any amounts in such trust not required for such purpose shall be returned to the Company. This Section 9 shall not apply to dissolution of the Company in connection with a transaction as to which Section 5 hereof applies.

         10. GENDER. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and the Company has set its seal as of the date first above written.

                                            STERLING CHEMICALS, INC.


Attest: _________________________           By:_________________________________
      (Corporate Seal)                         J. VIRGIL WAGGONER
                                               President & Chief Executive
                                               Officer



                                            INDEMNITEE

                                            ____________________________________





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                                   EXHIBIT A

                            STATEMENT OF UNDERTAKING


         I, ______________________, hereby agree as follows:

         1. This Statement is submitted pursuant to the Indemnity Agreement dated ___________________, 19___ (the "Agreement"), between Sterling Chemicals, Inc., a Delaware corporation ("Company"), and the undersigned, in connection with that certain action, suit or proceeding described as follows (the "Proceeding") as to which I have been made or threatened to be made a party or am otherwise involved by reason of the fact that I am or was a director, officer or employee of the Company, an Affiliate of the Company (as defined in the Agreement) or an Other Enterprise (as defined in the Agreement) as to which I am or was serving at the request of the Company (as defined in the Agreement) as a director, officer or employee, the basis of the Proceeding being alleged action in my official capacity as a director, officer or employee or in another capacity for the benefit of the Company, any Affiliate of the Company or such Other Enterprise while serving as a director, officer or employee:

                        ______________________________

                        ______________________________

                        ______________________________

                        ______________________________

         2. I am requesting advancement of certain actual expenses of defense which have reasonably been incurred or will be reasonably incurred by me or on my behalf in defending the Proceeding.

         3. I hereby undertake to repay this advancement of expenses if it is ultimately determined by judicial decision from which there is no further right to appeal or by arbitration pursuant to the Agreement that I am not entitled to be indemnified by the Company.

         4. The expenses for which advancement is requested are legal fees, court costs and other direct expenses related to the Proceeding.

         5. The Company may engage legal counsel to represent me in the Proceeding on my behalf with or without my prior consent. Nevertheless, I reserve the right to engage separate legal counsel to represent me in the Proceeding at any time, provided that any obligation of the Company to advance expenses or indemnify me for the expenses of such separate legal counsel is expressly conditional upon the Company's prior written approval of the terms and conditions of the engagement of such separate legal counsel.
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         6.      My agreements and undertakings herein shall be binding upon my heirs, executors, administrators, legal representatives and assigns.

         Dated this ________ day of _______________, 19____.


                                         ________________________________
                                                    Indemnitee

                                         ________________________________
                                                   (Print Name)

                                         ________________________________
                                                      (Title)





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                                   EXHIBIT B

                    STATEMENT OF REQUEST FOR INDEMNIFICATION


         I, ______________________, hereby certify as follows:

         1. This Statement is submitted pursuant to the Indemnity Agreement dated __________________, 19__ (the "Agreement") between Sterling Chemicals, Inc., a Delaware corporation ("Company"), and the undersigned.

         2. I am requesting indemnification against expenses (including attorneys' fees) and judgments, losses, liabilities, fines and amounts paid in settlement, all of which have been actually and reasonably incurred by me or on my behalf in connection with the action, suit or proceeding (the "Proceeding") described as follows to which I am a party or am threatened to be made a party or am otherwise involved by reason of the fact that I am or was a director, officer or employee of the Company or an Affiliate of the Company (as defined in the Agreement) or of an Other Enterprise (as defined in the Agreement) as to which I am or was serving at the request of the Company as a director, officer or employee, the basis of the Proceeding being alleged action in my official capacity as a director, officer or employee or in another capacity for the benefit of the Company, any Affiliate of the Company or any such Other Enterprise while serving as a director, officer or employee:

                        _____________________________

                        _____________________________

                        _____________________________

                        _____________________________

         3. With respect to all matters related to the Proceeding, my actions met the applicable standards of conduct required under the D.G.C.L. (as defined in the Agreement) in order for me to be entitled to indemnification from the Company.

         4. I am requesting indemnification against the following liabilities arising from the Proceeding:

                        ______________________________

                        ______________________________

                        ______________________________

         5.      I ____ am ____ am not demanding arbitration pursuant to
Section 4 of the Agreement.

         6. If I have indicated that I am demanding arbitration in paragraph 5 above, I hereby appoint the following person as my representative for such purpose:

Name                            Address                      Telephone Number

__________________________      _______________________      ________________

                                _______________________

         7. My agreements and certifications herein shall be binding upon my heirs, executors, administrators, legal representatives and assigns.

         Dated this _____ day of ____________, 19____.


                                                ________________________________
                                                 Name:__________________________
                                              Title:____________________________





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